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                                                                  EXHIBIT NO. 24

                        ARMSTRONG WORLD INDUSTRIES, INC.

                                POWER OF ATTORNEY
                                -----------------

Re:  2001 Annual Report on Form 10-K -


I, James E. Marley, as a Director of Armstrong World Industries, Inc., do hereby constitute and appoint MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS, or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.


                                      /s/ James E. Marley
                                      -------------------

                                      James E. Marley

                                      Dated - February 25, 2002


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                                (EXHIBIT NO. 24)


I, John N. Rigas, Senior Vice President, Secretary, and General Counsel of Armstrong World Industries, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that, at a meeting of the Board of Directors of said corporation duly held on the 5th day of March, 2002, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

         RESOLVED That the execution of the Company's 2001 annual report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.


IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this /5/th day of March, 2002.


                               /s/ John N. Rigas
                               -----------------
                               Senior Vice President,
                               Secretary and General Counsel

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                                                                  EXHIBIT NO. 24

                            ARMSTRONG HOLDINGS, INC.

                                POWER OF ATTORNEY
                                -----------------

Re:  2001 Annual Report on Form 10-K -


I, James E. Marley, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS, or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.



                                 /s/ James E. Marley
                                 -------------------

                                 James E. Marley

                                 Dated - February 25, 2002













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                                (EXHIBIT NO. 24)

All powers of attorney required to be filed are substantially identical in all material respects. Therefore, in accordance with SEC Regulation 229.601(a) Instruction 2, only the foregoing copy is being included except, however, that the manually signed copy filed with the Securities and Exchange Commission includes a complete set of powers of attorney.

All powers of attorney differ only from the form of the foregoing in that they are executed by the following parties in the capacities indicated on or about February 25, 2002.


H. Jesse Arnelle               Director
Van C. Campbell                Director
Donald C. Clark                Director
Judith R. Haberkorn            Director
John A. Krol                   Director
David W. Raisbeck              Director
M. Edward Sellers              Director
Jerre L. Stead                 Director

                                (EXHIBIT NO. 24)


I, John N. Rigas, Senior Vice President, Secretary and General Counsel of Armstrong Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that, at a meeting of the Board of Directors of said corporation duly held on the 25/th/ day of February, 2002, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

         RESOLVED That the execution of the Company's 2001 annual report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.



IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 5th day of March, 2002.



                                /s/ John N. Rigas
                                -----------------
                                Senior Vice President, Secretary
                                and General Counsel